Exhibit 99.1

IASIS Healthcare Announces Fourth Quarter and Year-End 2011 Results

FRANKLIN, Tenn.--(BUSINESS WIRE)--December 14, 2011--IASIS Healthcare® LLC (“IASIS”) today announced financial and operating results for the fiscal fourth quarter and year ended September 30, 2011.

Net revenue for the fourth quarter totaled $716.8 million, an increase of 13.8%, compared to $629.9 million in the prior year quarter. Adjusted EBITDA for the fourth quarter totaled $74.0 million, compared to $62.8 million in the prior year quarter. Net earnings from continuing operations for the fourth quarter totaled $4.1 million, compared to $12.6 million in the prior year quarter.

In the fourth quarter, admissions and adjusted admissions increased 24.9% and 24.5%, respectively, compared to the prior year quarter, while net patient revenue per adjusted admission increased 0.1%, compared to the prior year quarter. On a same-facility basis, admissions and adjusted admissions increased 0.6% and 0.5%, respectively, compared to the prior year quarter, while net patient revenue per adjusted admission increased 3.6%, compared to the prior year quarter.

Commenting on the fourth quarter results, IASIS Healthcare President and Chief Executive Officer Carl Whitmer said, “We are pleased that our fourth quarter results demonstrate solid year-over-year growth and view our performance as further confirmation that our commitment to operational excellence combined with key strategic initiatives is generating positive outcomes.”

Net revenue for the year ended September 30, 2011, totaled $2.8 billion, an increase of 10.5%, compared to $2.5 billion in the prior year. Adjusted EBITDA for the year ended September 30, 2011, totaled $302.0 million, compared to $290.8 million in the prior year. Net earnings from continuing operations for the year ended September 30, 2011, which includes a $23.1 million loss on extinguishment of debt associated with the Company’s refinancing transaction, totaled $44.7 million, compared to $75.8 million in the prior year.

For the year ended September 30, 2011, admissions and adjusted admissions increased 13.8% and 15.8%, respectively, compared to the prior year, while net patient revenue per adjusted admission increased 1.0%, compared to the prior year. On a same-facility basis, admissions decreased 1.0% and adjusted admissions increased 0.5%, each compared to the prior year. On a same-facility basis, net patient revenue per adjusted admission increased 3.5%, compared to the prior year.

“Our 2011 fiscal year included several meaningful accomplishments, including the successful transition of executive leadership, completion of two significant acquisitions, continued expansion of our physician alignment strategies and a comprehensive refinancing transaction that reset the Company’s capital structure,” said Whitmer. “We are pleased with the momentum generated by these accomplishments and feel that – combined with several key operating initiatives, including the development of efficient and high quality provider networks, focused efforts around clinical integration and enhanced quality and patient satisfaction programs – they will position IASIS for long-term growth in the rapidly evolving and challenging healthcare environment.”

A listen-only simulcast and 30-day replay of IASIS’ fourth quarter and year-end conference call will be available by clicking the “For Investors” link on the Company’s Web site at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on December 14, 2011. A copy of this press release will also be available on the Company’s Web site.

IASIS, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS owns or leases 18 acute care hospital facilities and one behavioral health hospital facility with a total of 4,365 licensed beds and has total annual net revenue of approximately $2.8 billion. These hospital facilities are located in seven regions: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; five cities in Texas, including Houston and San Antonio; Las Vegas, Nevada; West Monroe, Louisiana; and Woodland Park, Colorado. IASIS also owns and operates a Medicaid and Medicare managed health plan in Phoenix that serves more than 195,000 members. For more information on IASIS, please visit the Company’s Web site at www.iasishealthcare.com.

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Adjusted EBITDA represents net earnings from continuing operations before interest expense, income tax expense, depreciation and amortization, stock-based compensation, gain (loss) on disposal of assets, loss on extinguishment of debt and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company’s senior secured credit facilities and may not be comparable to similarly titled measures of other companies. A table describing adjusted EBITDA and reconciling net earnings from continuing operations to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information.

IASIS HEALTHCARE LLC Consolidated Statements of Operations (Unaudited) (in thousands)

	Quarter Ended September 30,		Year Ended September 30,
	2011	2010	2011	2010
Net revenue:
Acute care revenue	$540,358	$428,899	$2,029,790	$1,729,344
Premium revenue	176,392	201,040	757,309	792,062
Total net revenue	716,750	629,939	2,787,099	2,521,406

Costs and expenses:
Salaries and benefits (includes stock-based compensation of $317, $120, $1,681 and $2,487, respectively)	221,679	171,615	818,742	686,303
Supplies	78,846	66,378	316,277	266,545
Medical claims	145,568	167,959	630,203	678,651
Other operating expenses	115,816	97,062	431,070	363,916
Provision for bad debts	69,163	54,779	244,263	197,680
Rentals and leases	11,982	9,468	46,211	39,955
Interest expense, net	35,100	16,745	96,084	66,810
Depreciation and amortization	29,299	24,197	104,241	96,106
Management fees	1,250	1,250	5,000	5,000
Loss on extinguishment of debt	–	–	23,075	–
Total costs and expenses	708,703	609,453	2,715,166	2,400,966

Earnings from continuing operations before gain (loss) on disposal of assets and income taxes	8,047	20,486	71,933	120,440
Gain (loss) on disposal of assets, net	(669)	314	102	108

Earnings from continuing operations before income taxes	7,378	20,800	72,035	120,548
Income tax expense	3,296	8,171	27,374	44,715

Net earnings from continuing operations	4,082	12,629	44,661	75,833
Earnings (loss) from discontinued operations, net of income taxes	468	(724)	(5,601)	(1,087)

Net earnings	4,550	11,905	39,060	74,746
Net earnings attributable to non-controlling interests	(1,498)	(2,216)	(7,699)	(8,279)

Net earnings attributable to IASIS Healthcare LLC	$3,052	$9,689	$31,361	$66,467

IASIS HEALTHCARE LLC Consolidated Balance Sheets (Unaudited) (in thousands)

	Sept. 30, 2011	Sept. 30, 2010

ASSETS

Current assets:
Cash and cash equivalents	$147,327	$144,511
Accounts receivable, net	277,932	209,173
Inventories	68,330	53,842
Deferred income taxes	40,415	15,881
Prepaid expenses and other current assets	72,914	65,340
Total current assets	606,918	488,747

Property and equipment, net	1,167,920	985,291
Goodwill	808,651	718,243
Other intangible assets, net	32,779	27,000
Deposit for acquisition	–	97,891
Other assets, net	63,509	36,022
Total assets	$2,679,777	$2,353,194

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$92,805	$78,931
Salaries and benefits payable	58,379	38,110
Accrued interest payable	30,045	12,536
Medical claims payable	85,723	111,373
Other accrued expenses and other current liabilities	100,830	106,614
Current portion of long-term debt and capital lease obligations	14,020	6,691
Total current liabilities	381,802	354,255

Long-term debt and capital lease obligations	1,864,749	1,044,887
Deferred income taxes	131,018	109,272
Other long-term liabilities	78,441	60,162

Non-controlling interests with redemption rights	95,977	72,112

Equity:
Member’s equity	118,000	702,135
Non-controlling interests	9,790	10,371
Total equity	127,790	712,506
Total liabilities and equity	$2,679,777	$2,353,194

IASIS HEALTHCARE LLC Consolidated Statements of Cash Flows (Unaudited) (in thousands)

	Year Ended September 30,
	2011	2010
Cash flows from operating activities:
Net earnings	$39,060	$74,746
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	104,241	96,106
Amortization of loan costs	4,887	3,163
Stock-based compensation	1,681	2,487
Deferred income taxes	6,597	30,473
Income tax benefit from stock-based compensation	–	(1,770)
Income tax benefit from parent company interest	6,981	8,554
Fair value change in interest rate hedges	(1,589)	–
Amortization of other comprehensive loss	942	–
Gain on disposal of assets, net	(102)	(108)
Loss from discontinued operations, net	5,601	1,087
Loss on extinguishment of debt	23,075	–
Changes in operating assets and liabilities, net of the effect of acquisitions and dispositions:
Accounts receivable, net	(18,593)	21,279
Inventories, prepaid expenses and other current assets	(2,480)	(19,227)
Accounts payable, other accrued expenses and other accrued liabilities	(25,198)	41,957
Net cash provided by operating activities – continuing operations	145,103	258,747
Net cash used in operating activities – discontinued operations	(8,002)	(1,508)
Net cash provided by operating activities	137,101	257,239

Cash flows from investing activities:
Purchases of property and equipment, net	(98,316)	(81,268)
Cash paid for acquisitions, net	(151,697)	(98,305)
Proceeds from sale of assets	154	57
Change in other assets, net	99	3,043
Net cash used in investing activities	(249,760)	(176,473)

Cash flows from financing activities:
Proceeds from refinancing	1,863,730	–
Payment of debt and capital lease obligations	(1,053,147)	(8,378)
Debt financing costs incurred	(52,254)	–
Distributions to parent company	(632,866)	(124,962)
Distributions to non-controlling interests	(8,842)	(8,984)
Costs paid for the repurchase of non-controlling interests, net	(1,146)	(459)
Net cash provided by (used in) financing activities	115,475	(142,783)

Change in cash and cash equivalents	2,816	(62,017)
Cash and cash equivalents at beginning of period	144,511	206,528
Cash and cash equivalents at end of period	$147,327	$144,511

Supplemental disclosure of cash flow information:
Cash paid for interest	$74,774	$63,762
Cash paid for income taxes, net	$17,608	$13,528

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Quarter Ended September 30, 2011
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$540,358	$–	$–	$540,358
Premium revenue	–	176,392	–	176,392
Revenue between segments	2,019	–	(2,019)	–
Net revenue	542,377	176,392	(2,019)	716,750

Salaries and benefits (excludes stock-based compensation)	216,439	4,923	–	221,362
Supplies	78,802	44	–	78,846
Medical claims	–	147,587	(2,019)	145,568
Other operating expenses	109,369	6,447	–	115,816
Provision for bad debts	69,163	–	–	69,163
Rentals and leases	11,595	387	–	11,982
Adjusted EBITDA	57,009	17,004	–	74,013

Interest expense, net	35,100	–	–	35,100
Depreciation and amortization	28,412	887	–	29,299
Stock-based compensation	317	–	–	317
Management fees	1,250	–	–	1,250
Earnings (loss) from continuing operations before loss on disposal of assets and income taxes	(8,070)	16,117	–	8,047
Loss on disposal of assets, net	(669)	–	–	(669)
Earnings (loss) from continuing operations before income taxes	$(8,739)	$16,117	$–	$7,378
	For the Quarter Ended September 30, 2010
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$428,899	$–	$–	$428,899
Premium revenue	–	201,040	–	201,040
Revenue between segments	3,474	–	(3,474)	–
Net revenue	432,373	201,040	(3,474)	629,939

Salaries and benefits (excludes stock-based compensation)	166,751	4,744	–	171,495
Supplies	66,317	61	–	66,378
Medical claims	–	171,433	(3,474)	167,959
Other operating expenses	90,924	6,138	–	97,062
Provision for bad debts	54,779	–	–	54,779
Rentals and leases	9,075	393	–	9,468
Adjusted EBITDA	44,527	18,271	–	62,798

Interest expense, net	16,745	–	–	16,745
Depreciation and amortization	23,304	893	–	24,197
Stock-based compensation	120	–	–	120
Management fees	1,250	–	–	1,250
Earnings from continuing operations before gain on disposal of assets and income taxes	3,108	17,378	–	20,486
Gain on disposal of assets, net	314	–	–	314
Earnings from continuing operations before income taxes	$3,422	$17,378	$–	$20,800

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Year Ended September 30, 2011
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$2,029,790	$–	$–	$2,029,790
Premium revenue	–	757,309	–	757,309
Revenue between segments	10,551	–	(10,551)	–
Net revenue	2,040,341	757,309	(10,551)	2,787,099

Salaries and benefits (excludes stock-based compensation)	796,667	20,394	–	817,061
Supplies	316,076	201	–	316,277
Medical claims	–	640,754	(10,551)	630,203
Other operating expenses	405,282	25,788	–	431,070
Provision for bad debts	244,263	–	–	244,263
Rentals and leases	44,586	1,625	–	46,211
Adjusted EBITDA	233,467	68,547	–	302,014

Interest expense, net	96,084	–	–	96,084
Depreciation and amortization	100,685	3,556	–	104,241
Stock-based compensation	1,681	–	–	1,681
Management fees	5,000	–	–	5,000
Loss on extinguishment of debt	23,075	–	–	23,075
Earnings from continuing operations before gain on disposal of assets and income taxes	6,942	64,991	–	71,933
Gain on disposal of assets, net	102	–	–	102
Earnings from continuing operations before income taxes	$7,044	$64,991	$–	$72,035
	For the Year Ended September 30, 2010
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$1,729,344	$–	$–	$1,729,344
Premium revenue	–	792,062	–	792,062
Revenue between segments	11,805	–	(11,805)	–
Net revenue	1,741,149	792,062	(11,805)	2,521,406

Salaries and benefits (excludes stock-based compensation)	664,667	19,149	–	683,816
Supplies	266,347	198	–	266,545
Medical claims	–	690,456	(11,805)	678,651
Other operating expenses	339,304	24,612	–	363,916
Provision for bad debts	197,680	–	–	197,680
Rentals and leases	38,409	1,546	–	39,955
Adjusted EBITDA	234,742	56,101	–	290,843

Interest expense, net	66,810	–	–	66,810
Depreciation and amortization	92,544	3,562	–	96,106
Stock-based compensation	2,487	–	–	2,487
Management fees	5,000	–	–	5,000
Earnings from continuing operations before gain on disposal of assets and income taxes	67,901	52,539	–	120,440
Gain on disposal of assets, net	108	–	–	108
Earnings from continuing operations before income taxes	$68,009	$52,539	$–	$120,548

IASIS HEALTHCARE LLC Consolidated Financial and Operating Data (Unaudited)

	Quarter Ended September 30,		Year Ended September 30,
	2011	2010	2011	2010
Consolidated Hospital Facilities (1)
Number of acute care hospital facilities at end of period	18	15	18	15
Licensed beds at end of period	4,365	3,185	4,365	3,185
Average length of stay (days)	4.8	4.8	4.9	4.8
Occupancy rates (average beds in service)	47.8%	45.3%	48.4%	46.6%
Admissions	31,368	25,119	115,837	101,798
Percentage change	24.9%		13.8%
Adjusted admissions	53,725	43,158	197,792	170,812
Percentage change	24.5%		15.8%
Patient days	151,100	119,872	567,465	489,274
Adjusted patient days	249,091	197,680	932,039	790,958
Outpatient revenue as a percentage of gross patient revenue	41.4%	40.8%	40.9%	39.6%
Same-Facility Hospitals (2)
Number of acute care hospital facilities at end of period	15	15	15	15
Licensed beds at end of period	3,188	3,185	3,188	3,185
Average length of stay (days)	4.9	4.8	5.0	4.8
Occupancy rates (average beds in service)	46.4%	45.3%	47.5%	46.6%
Admissions	25,282	25,119	100,825	101,798
Percentage change	0.6%		(1.0%)
Adjusted admissions	43,392	43,158	171,591	170,812
Percentage change	0.5%		0.5%
Patient days	122,815	119,872	499,045	489,274
Adjusted patient days	201,607	197,680	814,253	790,958
Outpatient revenue as a percentage of gross patient revenue	41.5%	40.8%	40.7%	39.6%
(1)	Includes the hospitals acquired in the acquisition of Brim Holdings, Inc., which was effective
October 1, 2010, and St. Joseph Medical Center, which was effective May 1, 2011.
(2)	Excludes the impact of the Brim Holdings, Inc. and St. Joseph Medical Center acquisitions.

IASIS HEALTHCARE LLC Supplemental Consolidated Statements of Operations Information (Unaudited) (in thousands)

	Quarter Ended September 30,		Year Ended September 30,
	2011	2010	2011	2010
Consolidated Results
Net earnings from continuing operations	$4,082	$12,629	$44,661	$75,833
Add:
Interest expense, net	35,100	16,745	96,084	66,810
Income tax expense	3,296	8,171	27,374	44,715
Depreciation and amortization	29,299	24,197	104,241	96,106
Stock-based compensation	317	120	1,681	2,487
Loss (gain) on disposal of assets, net	669	(314)	(102)	(108)
Management fees	1,250	1,250	5,000	5,000
Loss on extinguishment of debt	–	–	23,075	–
Adjusted EBITDA	$74,013	$62,798	$302,014	$290,843

CONTACT:
IASIS Healthcare LLC
Investor Contact:
W. Carl Whitmer, 615-844-2747
President and Chief Executive Officer
or
John M. Doyle, 615-844-2747
Chief Financial Officer
or
Media Contact:
Michele M. Peden, 615-467-1255
VP, Corporate Communications